Short-Term Borrowings and Long-Term Debt (Schedule of Other Short-Term Borrowings) (Details) In Millions, unless otherwise specified	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)	Mar. 31, 2011 Domestic offices [Member] JPY (¥)	Mar. 31, 2010 Domestic offices [Member] JPY (¥)	Mar. 31, 2011 Foreign offices [Member] JPY (¥)	Mar. 31, 2010 Foreign offices [Member] JPY (¥)
Commercial paper			¥ 1,262,885	¥ 1,208,690	¥ 732,910	¥ 907,641
Borrowing from the Bank of Japan			5,513,650	2,861,400
Borrowing from other financial institutions			175,951	209,030	730,479	819,633
Other			65,843	73,560	6,595	17,416
Other short-term Borrowings, Total	8,488,313	6,097,370	7,018,329	4,352,680	1,469,984	1,744,690
Unamortized discount	116	34
Other short-term Borrowings, Net	¥ 8,488,197	¥ 6,097,336
Other short-term Debt, Weighted Average Interest Rate	0.24%	0.27%